Exhibit 10.1.1

EXTENSION OF CONFIDENTIAL TREATMENT REQUESTED:  Certain identified information, marked by [***], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed.  An extension of confidential treatment for such information has been requested.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission (the “Commission”).

AMENDMENT NO. 4

TO

COLLABORATION AND LICENSE AGREEMENT

THIS AMENDMENT NO. 4 TO COLLABORATION AND LICENSE AGREEMENT (this “Amendment No. 4”) is entered into as of the 5th day of April, 2016 (the “Effective Date”), by and between Incyte Corporation, a Delaware corporation having an office at 1801 Augustine Cut-Off, Wilmington, Delaware (“Incyte”), and Novartis International Pharmaceutical Ltd., a limited company organized under the laws of Bermuda having an office at 131 Front Street, Hamilton, Bermuda HM 12 (“Novartis”).

WHEREAS, Incyte and Novartis entered into that certain Collaboration and License Agreement dated as of November 24, 2009 (as amended to date, the “Original Agreement”); and

WHEREAS, Incyte and Novartis wish to amend the Original Agreement pursuant to and in accordance with the terms and conditions of this Amendment No. 4.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1       Definitions.  Capitalized terms used in this Amendment No. 4 but not defined herein shall have the meaning ascribed to them in the Original Agreement.

ARTICLE II

AMENDMENTS

2.1       New Definitions.

[***] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

CONFIDENTIAL TREATMENT MATERIAL

(a)           The Original Agreement is hereby amended to insert the following new definition into ARTICLE I immediately after Section 1.42:

“1.42a   “Graft-Versus-Host Disease Field” means the treatment, control, mitigation, prevention or cure of all graft-versus-host disease Indications as defined in subsections 279.50 through 279.53 of the International Classification of Diseases, Ninth Revision, Clinical Modification (ICD-9-CM) as set forth in Exhibit J to this Agreement.  [***]”

Schedule I attached to this Amendment No. 4 sets forth the terms of the Exhibit J referred to in the preceding amendment.

(b)           The Original Agreement is hereby amended such that Section 1.59 thereof is hereby deleted and replaced in its entirety with the following new definition:

“1.50    “JAK Field” means the Hematology Field, the Oncology Field and the Graft-Versus-Host Disease Field, and includes all forms of administration except topical.”

(c)           The Original Agreement is hereby amended to insert the following new definitions into ARTICLE 1 immediately after Section 1.68:

“1.68a   “Lilly” means Eli Lilly and Company, an Indiana corporation having an office at Lilly Corporate Center, Indianapolis, Indiana 46285.

1.68b     “Lilly Agreement” means the License, Development and Commercialization Agreement dated as of December 18, 2009, by and between Incyte and Lilly, as amended effective June 22, 2010, as further amended effective August 1, 2011 and as further amended effective March 31, 2016.”

(d)           The Original Agreement is hereby amended to insert the following new definition into ARTICLE I immediately after Section 1.105:

“1.105a    “Ruxolitinib Backup Compound” means any JAK Licensed Compound other than ruxolitinib.”

2.2       Rights Granted by Incyte to Novartis.  The Original Agreement is hereby amended to delete Section 2.1(b) and replace it in its entirety with the following:

“(b)         JAK License Grant; Option for Ruxolitinib Backup Compounds in GVHD.

(i)         Subject to the terms of this Agreement, Incyte hereby grants Novartis, during the Term, an exclusive (even as to Incyte and its Affiliates),

[***] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

CONFIDENTIAL TREATMENT MATERIAL

royalty-bearing, non‑transferable (except in accordance with Section 14.3) license, with the right to sublicense (subject to Section 2.3), under Incyte IP and Incyte’s and its Affiliates’ interests in Joint IP, to (i) research, Develop, Commercialize, make, have made, use, offer for sale, sell and import JAK Licensed Compounds and JAK Licensed Products in the Novartis JAK Territory in the Hematology Field and the Oncology Field (including all forms of administration except topical) and (ii) research, Develop, make and have made JAK Licensed Compounds and JAK Licensed Products in the Incyte Territory for the sole purpose of using, offering for sale and selling JAK Licensed Products in, and importing JAK Licensed Compounds and JAK Licensed Products into, the Novartis JAK Territory in the Hematology Field and the Oncology Field (including all forms of administration except topical); provided however, that Novartis may not, directly or indirectly, conduct Clinical Trials or other clinical studies, including any investigator initiated studies, utilizing JAK Licensed Compounds or JAK Licensed Products in the Hematology Field or the Oncology Field in the Incyte Territory without the prior approval of the JSC.

(ii)       Subject to the terms of this Agreement, Incyte hereby grants Novartis, during the Term, an exclusive (even as to Incyte and its Affiliates), royalty-bearing, non‑transferable (except in accordance with Section 14.3) license, with the right to sublicense (subject to Section 2.3), under Incyte IP and Incyte’s and its Affiliates’ interests in Joint IP, to (i) research, Develop, Commercialize, make, have made, use, offer for sale, sell and import ruxolitinib, any Ruxolitinib Backup Compounds with respect to which Novartis has exercised a Rux Backup Compound Option (as defined below) and JAK Licensed Products in the Novartis JAK Territory in the Graft-Versus-Host Disease Field (including all forms of administration except topical) and (ii) research, Develop, make and have made ruxolitinib, such Ruxolitinib Backup Compounds and JAK Licensed Products in the Incyte Territory for the sole purpose of using, offering for sale and selling ruxolitinib, such Ruxolitinib Backup Compounds and JAK Licensed Products in, and importing ruxolitinib, such Ruxolitinib Backup Compounds and JAK Licensed Products into, the Novartis JAK Territory in the Graft-Versus-Host Disease Field (including all forms of administration except topical); provided however, that Novartis may not, directly or indirectly, conduct Clinical Trials or other clinical studies, including any investigator initiated studies, utilizing ruxolitinib, any such Ruxolitinib Backup Compounds or JAK Licensed Products in the Graft-Versus-Host Disease Field in the Incyte Territory without the prior approval of the JSC.  For purposes of this Section 2.1(b)(ii), the license grant to JAK Licensed Products in the case of a JAK Licensed Product containing a Ruxolitinib Backup Compound shall be effective from and after the exercise by Novartis of the Rux Backup Compound Option with respect to such Ruxolitinib Backup Compound.

[***] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

CONFIDENTIAL TREATMENT MATERIAL

(iii)      If at any time during the Term, Incyte or its Affiliates acquires (in any form of agreement or other arrangement, including a waiver under or amendment, termination or expiration of any agreement or other arrangement) Control of a Ruxolitinib Backup Compound or any rights therein in any Indication within the Graft-Versus-Host Disease Field anywhere in the world, it shall provide Novartis with prompt written notice thereof (which notice shall include a description in reasonable detail of such Ruxolitinib Backup Compound  or any rights therein, as the case may be, and the circumstances under which Incyte gained Control thereof) (the “Incyte Rux Backup Compound Notice”), together with a Rux Backup Compound Information Package (as defined below).  Novartis shall have the right to request and, within [***] of receipt of such request Incyte shall provide, any other information or data reasonably relevant to the Novartis’ determination as to whether or not to exercise the Rux Backup Compound Option with respect to such Ruxolitinib Backup Compound or rights therein.  Novartis shall have the exclusive option (a “Rux Backup Compound Option”) to acquire rights with respect to any or all of such Ruxolitinib Backup Compound or rights therein, as the case may be, in the Graft-Versus-Host Disease Field on the terms set forth in this Section 2.1(b)(iii) without any additional consideration to Incyte therefor (including any payment, grant of rights or assumption of obligations).  If Novartis desires to exercise the Rux Backup Compound Option, it shall provide written notice thereof to Incyte within [***] of Novartis’ receipt of all of the following:  (x) the Incyte Rux Backup Compound Notice, (y) the Rux Backup Compound Information Package and (z) all information and data requested by Novartis in accordance with this section. Such notice shall include a description of the Rux Backup Compound or rights therein with respect to which Novartis is exercising the Rux Backup Compound Option.  Whether or not to exercise a Rux Backup Compound Option and whether to exercise the Rux Backup Compound Option with respect to all or some of the Ruxolitinib Backup Compound or any rights therein shall be in Novartis’ sole discretion.  If Novartis exercises a Rux Backup Compound Option, then the license granted to Novartis pursuant to Section 2.1(b)(ii) shall, from and after such exercise, include such Ruxolitinib Backup Compound or rights therein, as the case may be, with respect to which Novartis has exercised the Rux Backup Compound Option.  For clarity, Novartis’ rights under this Section 2.1(b)(iii) with respect to any Ruxolitinib Backup Compound or rights therein, as the case may be, shall be unaffected by any previous exercise or failure to exercise of a Rux Backup Compound Option by Novartis.  For purposes hereof, “Rux Backup Compound Information Package” means, with respect to a Ruxolitinib Backup Compound or rights therein, all material pre-clinical and clinical data, information relevant to the Intellectual Property Rights Controlled by Incyte or its Affiliates with respect to such Ruxolitinib Backup Compound or rights therein and any other information or data Controlled by Incyte or its Affiliates and reasonably relevant to the Development,

[***] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

CONFIDENTIAL TREATMENT MATERIAL

Manufacture or Commercialization of such Ruxolitinib Backup Compound or rights therein in the Graft-Versus-Host Disease Field.”

2.3       Non-Compete – JAK 2 Inhibitor Compounds and JAK Licensed Compounds.

(a)           The Original Agreement is hereby amended to delete Section 2.6(b)(i) and replace it in its entirety with the following:

“(i)       During the JAK Program Term, Incyte agrees not to, and shall cause its Affiliates not to, directly or indirectly, including through any ownership interest in any other entity (other than through an ownership interest of [***] of a public company), Develop or Commercialize any JAK2 Inhibitor Compounds in the JAK Field anywhere in the world, other than as expressly permitted under this Agreement (including Section 4.5).  Notwithstanding the foregoing, nothing in this Agreement shall prohibit Incyte or its Affiliates from Developing or Commercializing (x) any JAK Excluded Compound in any field anywhere in the world or (y) baricitinib and its back-up compounds [***] in the Graft-Versus-Host Disease Field anywhere in the world.”

(b)           The Original Agreement is hereby amended to delete Section 2.6(b)(iii) and replace it in its entirety with the following:

“(iii)     For the avoidance of doubt, neither Novartis nor its Affiliates will Develop or Commercialize any JAK Licensed Compounds anywhere in the world for the treatment of any Inflammatory Disease other than ruxolitinib and other than any Ruxolitinib Backup Compounds with respect to which Novartis has exercised a Rux Backup Compound Option in the Graft-Versus-Host Disease Field in the Novartis Territory.”

2.4       Milestone Payments.

(a)           Sections 8.2(c) and (d) of the Original Agreement are each hereby amended to add the following note at the end of such Sections:

“For clarity, achievement of any milestone in an Indication in the Graft-Versus-Host Disease Field will not constitute achievement of any milestone under this Section.  [***]”

(b)           Section 8.2 of the Original Agreement is hereby amended to insert the following immediately after Section 8.2(d):

“(d1)       Graft-Versus-Host Disease Milestones.

[***] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

CONFIDENTIAL TREATMENT MATERIAL

(i)         US$25,000,000 upon FPFV in a [***] Phase III Study that is a Novartis Sponsored Study [***]

(ii)       [***]

(iii)      [***]

The payment terms set forth in Section 8.2(i) shall apply with respect to any milestone payment under this Section 8.2(d1). For clarity, in no event will milestones paid under this Section 8.2(d1) exceed US$75,000,000 in the aggregate.”

(c)           The Original Agreement is hereby amended to delete Section 8.2(f) and replace it in its entirety with the following:

“(f)       Except as expressly otherwise specified herein, none of the payments listed in this Section 8.2, including any Graft-Versus-Host Disease Milestone Payments, shall be payable more than once, and, subject to the foregoing, each shall be payable at the first achievement of a milestone event for a Licensed Product and shall not be payable again if subsequently another Licensed Product achieves the same milestone event.  [***]”

(d)           The Original Agreement is hereby amended to add Exhibit J at the end of the Original Agreement.  For purposes of clarity, a JAK Licensed Product containing ruxolitinib or any Ruxolitinib Backup Compounds with respect to which Novartis has exercised a Rux Backup Compound Option in an Indication in the Graft-Versus-Host Disease Field shall be deemed to be a JAK Licensed Product for all purposes, including, without limitation, Section 8.2(e)(ii) (JAK Licensed Product Sales Milestones) and Section 8.3(a)(ii) (Royalties – JAK Licensed Products).

ARTICLE III

PAYMENTS

3.1       Upfront Payment.  Novartis shall pay to Incyte a one-time, non-creditable, non-refundable payment of US$5,000,000 within [***] after receipt of an invoice therefor, which invoice may not be submitted prior to the Effective Date.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       Representation of Authority; Consents.  Incyte and Novartis each represents and warrants to the other Party that:

[***] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

CONFIDENTIAL TREATMENT MATERIAL

(a)           as of the Effective Date, it has full right, power and authority to enter into this Amendment No. 4;

(b)           as of the Effective Date, this Amendment No. 4 has been duly executed by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and by general equitable principles and public policy constraints (including those pertaining to limitations and/or exclusions of liability, competition Laws, penalties and jurisdictional issues including conflicts of Laws); and

(c)           as of the Effective Date, all necessary consents, approvals and authorizations of all government authorities and other persons (including, in the case of Incyte, Lilly) required to be obtained by such Party in connection with the execution, delivery and performance of this Amendment No. 4 have been obtained.

4.2       No Conflict.  Each Party represents and warrants to the other Party that the execution and delivery of this Amendment No. 4 and the performance of such Party’s obligations hereunder (a) do not conflict with or violate such Party’s corporate charter and bylaws or any requirement of applicable Laws and (b) do not and shall not conflict with, violate or breach or constitute a default or require any consent under, any oral or written contractual obligation of such Party (including in the case of Incyte, the Lilly Agreement).  Each Party agrees that it shall not during the term of the Original Agreement grant any right, license, consent or privilege to any Third Party (including, in the case of Incyte, to Lilly) or otherwise undertake any action, either directly or indirectly, that would conflict with the rights granted to the other Party or interfere with any obligations of such Party set forth in this Amendment No. 4.

4.3       No Ruxolitinib Backup Compounds.  Incyte represents and warrants to Novartis that, as of the Effective Date, it does not Control any Ruxolitinib Backup Compounds for use in any Indication within the Graft-Versus-Host Disease Field.

ARTICLE V

INDEMNIFICATION

5.1       By Novartis.

(a)           Novartis agrees, at Novartis’s cost and expense, to defend, indemnify and hold harmless the Incyte Indemnified Parties from and against any losses, costs, damages, fees or expenses arising out of any Third Party claim relating to or alleging any facts that would constitute a breach by Novartis of any of its representations, warranties or obligations pursuant to this Amendment No. 4.

[***] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

CONFIDENTIAL TREATMENT MATERIAL

(b)           Sections 10.1(b) and (c) of the Original Agreement shall apply mutatis mutandis to this Amendment No. 4 as if set forth herein in full.

5.2       By Incyte.

(a)           Incyte agrees, at Incyte’s cost and expense, to defend, indemnify and hold harmless the Novartis Indemnified Parties from and against any losses, costs, damages, fees or expenses arising out of any Third Party claim relating to or alleging any facts that would constitute a breach by Incyte of any of its representations, warranties or obligations pursuant to this Amendment No. 4.

(b)           Sections 10.2(b) and (c) of the Original Agreement shall apply mutatis mutandis to this Amendment No. 4 as if set forth herein in full.

ARTICLE VI

MISCELLANEOUS

6.1       Effect on Original Agreement.  Except to the extent amended pursuant to this Amendment No. 4, the Original Agreement shall continue in full force and effect in accordance with its terms.

6.2       Publicity.  Except as required by judicial order or applicable Law, neither Party shall make any public announcement concerning this Amendment No. 4 without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.  Except in the case of the initial press release announcing the execution of this Amendment 4, the Party preparing any such public announcement shall provide the other Party with a draft thereof at least [***] prior to the date on which such Party would like to make the public announcement.  Notwithstanding the foregoing, Incyte may issue a press release in the form attached as Schedule II within one (1) Business day after the Effective Date.  Either Party shall be permitted to disclose publicly any information which was previously approved for public disclosure pursuant to this Section 6.2.

6.3       Miscellaneous Provisions.  The following provisions of the Original Agreement shall apply to this Amendment No. 4 as if set forth herein in full:  Section 14.1 (Governing Law); Section 14.2 (Consent to Jurisdiction); Section 14.6 (Notices); Section 14.11 (Headings); Section 14.12 (No Implied Waivers; Rights Cumulative); Section 14.13 (Severability); Section 14.14 (Execution in Counterparts); Section 14.16 (Exhibits).

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[***] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have caused their duly authorized officers to execute and acknowledge this Amendment No. 4 as of the date first written above.

NOVARTIS INTERNATIONAL PHARMACEUTICAL LTD.	INCYTE CORPORATION
By: /s/ Michael Jones Name: Michael Jones Title: Director	By: /s/ Hervé Hoppenot Name: Hervé Hoppenot Title: President and CEO

NOVARTIS INTERNATIONAL PHARMACEUTICAL LTD.
By: /s/ M. Tonesan Amissah Name: M. Tonesan Amissah Title: Alternate Director

[***] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Schedule I

Exhibit J

Graft-Versus-Host Disease Field (ICD-9-CM)

279.50 Graft-versus-host disease, unspecified (including prophylaxis of Graft-versus-host disease)

279.51 Acute graft-versus-host disease

279.52 Chronic graft-versus-host disease

279.53 Acute on chronic graft-versus-host disease

[***] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Schedule II

Press Release

See Attached.

[***] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.